UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 13, 2023
Date of Report (Date of earliest event reported)
AptarGroup, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11846	36-3853103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
265 Exchange Drive, Suite 301, Crystal Lake, Illinois 60014
(Address of principal executive offices)
Registrant’s telephone number, including area code: 815-477-0424.

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	ATR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01      Regulation FD Disclosure.
AptarGroup, Inc. (“we,” “our,” “us,” “Aptar,” or the “Company,”) previously announced that, effective January 1, 2023, there was a realignment of two of our segments, allowing us to better serve our customers and positioning us for long-term profitable growth. During the years ended December 31, 2022 and 2021, our organizational structure consisted of three market-focused business segments: Pharma, Beauty + Home and Food + Beverage. Effective with this change, we continue to have three reporting segments and they are called Aptar Pharma, Aptar Beauty and Aptar Closures.
We combined all of our closures operations into a single segment - Aptar Closures. The Aptar Closures business serves multiple markets, including food, beverage, personal care, home care, beauty and healthcare. Closures that were developed in Beauty + Home moved to Aptar Closures together with the operations of legacy Food + Beverage. Aptar's food protection business and our elastomeric flow-control technology business continue to report through the Aptar Closures segment.
At the same time, we are simplifying and focusing our Beauty + Home segment to better leverage our complex spray and dispensing solutions for prestige and premium brands in the beauty and personal care markets. For many of our customers, personal care products are considered part of "beauty" and so we renamed this segment, simply, Aptar Beauty.
These changes are intended to help us increase our rate of innovation, broaden our market reach, streamline operations, increase effectiveness and raise capital efficiencies. Additionally, we intend to continue to focus on sustainability because leadership in sustainability remains a key differentiator across all of our segments. The Company's revised reporting segments are consistent with how the Company's chief operating decision maker is assessing operating performance and allocating capital resources following the realignment of its segment structure.
The Company is furnishing this Form 8-K to provide investors with unaudited historical segment operating and adjusted financial results consistent with its new reporting structure. The schedules in Exhibit 99.1 to this Current Report of Form 8-K provide unaudited operating and financial information on the basis of the Company’s new reporting segments for the previously-reported quarters in fiscal 2022 and the years ended December 31, 2022 and 2021.
The segment realignment discussed above and presented in Exhibit 99.1 hereto does not represent a restatement of previously issued financial statements, and does not change the Company’s previously reported consolidated financial results for any period, nor does it reflect any subsequent information or events, other than as required to reflect the change in reporting segments as described above. This information should be read in conjunction with our previously filed Form 10-K and Form 10-Qs. The information in Item 7.01 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.
Presentation of Non-GAAP Information
Exhibit 99.1 attached hereto refers to certain non-GAAP financial measures, including adjusted EBITDA, which exclude the impact of business transformation charges (restructuring initiatives), acquisition-related costs, certain purchase accounting adjustments related to acquisitions and investments and net unrealized investment gains and losses related to observable market price changes on equity securities. Non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures provided by other companies. Aptar’s management believes these non-GAAP financial measures provide useful information to our investors because they allow for a better period over period comparison of operating results by removing the impact of items that, in management’s view, do not reflect Aptar’s core operating performance. These non-GAAP financial measures also provide investors with certain information used by Aptar’s management when making financial and operational decisions. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial results but should be read in conjunction with the unaudited condensed consolidated statements of income and other information included in Aptar’s previously filed Form 10-K and Form 10-Qs. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures is included in the exhibit.

This Form 8-K contains forward-looking statements, including statements regarding our growth opportunities, strategic plans, market penetration, operational and capital efficiencies and sustainability goals. Words such as “expects,” “anticipates,” “believes,” “estimates,” “future,” “potential,” “continues” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act and are based on our beliefs as well as assumptions made by and information currently available to us. Accordingly, our actual results or other events may differ materially from those expressed or implied in such forward-looking statements due to known or unknown risks and uncertainties that exist in our operations and business environment including, but not limited to: geopolitical conflicts worldwide including the invasion of Ukraine by the Russian military and the resulting indirect impact on demand from our customers selling their products into these countries, as well as rising input costs and certain supply chain disruptions; lower demand and asset utilization due to an economic recession either globally or in key markets we operate within; the impact of COVID-19 and its variants on our global supply chain and our global customers, employees and operations, which has elevated and will continue to elevate many of the risks and uncertainties discussed below; economic conditions worldwide, including inflationary conditions and potential deflationary conditions in other regions we rely on for growth; the execution of our restructuring initiatives; the availability of direct labor workers and the increase in direct labor costs, especially in North America; our ability to preserve organizational culture and maintain employee productivity in the work-from-home environment caused by the current pandemic; the availability of raw materials and components (particularly from sole sourced suppliers) as well as the financial viability of these suppliers; fluctuations in the cost of materials, components, transportation cost as a result of supply chain disruptions and labor shortages, and other input costs (particularly resin, metal, anodization costs and energy costs); significant fluctuations in foreign currency exchange rates or our effective tax rate; the impact of tax reform legislation, changes in tax rates and other tax-related events or transactions that could impact our effective tax rate; financial conditions of customers and suppliers; consolidations within our customer or supplier bases; changes in customer and/or consumer spending levels; loss of one or more key accounts; our ability to successfully implement facility expansions and new facility projects; our ability to offset inflationary impacts with cost containment, productivity initiatives and price increases; changes in capital availability or cost, including rising interest rates; volatility of global credit markets; our ability to identify potential new acquisitions and to successfully acquire and integrate such operations, including the successful integration of the businesses we have acquired, including contingent consideration valuation; our ability to build out acquired businesses and integrate the product/service offerings of the acquired entities into our existing product/service portfolio; direct or indirect consequences of acts of war, terrorism or social unrest; cybersecurity threats that could impact our networks and reporting systems; the impact of natural disasters and other weather-related occurrences; fiscal and monetary policies and other regulations; changes or difficulties in complying with government regulation; changing regulations or market conditions regarding environmental sustainability; work stoppages due to labor disputes; competition, including technological advances; our ability to protect and defend our intellectual property rights, as well as litigation involving intellectual property rights; the outcome of any legal proceeding that has been or may be instituted against us and others; our ability to meet future cash flow estimates to support our goodwill impairment testing; the demand for existing and new products; the success of our customers’ products, particularly in the pharmaceutical industry; our ability to manage worldwide customer launches of complex technical products, particularly in developing markets; difficulties in product development and uncertainties related to the timing or outcome of product development; significant product liability claims; and other risks associated with our operations. For additional information on these and other risks and uncertainties, please see our filings with the Securities and Exchange Commission, including the discussion under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K and Form 10-Qs. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1
Recast unaudited financial information - for the quarter ended March 31, 2022; the quarter ended June 30, 2022; the quarter ended September 30, 2022; the quarter and fiscal year ended December 31, 2022 and the fiscal year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AptarGroup, Inc.

Date: April 13, 2023	By:	/s/ Robert W. Kuhn
Robert W. Kuhn
Executive Vice President and
Chief Financial Officer